GOODWILL	12 Months Ended
Jun. 30, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill Disclosure [Text Block]
NOTE 11 -	GOODWILL

The changes in the carrying amount of goodwill are as follows:

	June 30,
	2014	2015

Balance at beginning of year	$65,787	$66,640
Goodwill impairment charge	-	(1,855)
Translation adjustments	853	(4,867)

Balance at the end of year	$66,640	$59,918

Concord, as a component of the M&E operating segment, is considered to be a reporting unit for goodwill impairment purposes as Concord constitutes a business for which discrete financial information is available and segment management regularly reviews the operating results of Concord. During the financial year ended June 30, 2015, among other, the Company compared the financial performance of Concord against its budget and determined that it would be more likely than not that the fair value of Concord was less than its carrying amount. The Company engaged an independent third-party appraiser to perform the first step of the two-step goodwill impairment test and concluded that the carrying amount of Concord exceeded its fair value. Thus the Company with the assistance of the independent third-party appraiser continued to measure the amount of impairment loss and recorded a goodwill impairment charge of $1,855 under the caption of “Goodwill impairment charge” in the statement of comprehensive income.

The Company also performed a qualitative assessment with respect to Bond, the other reporting unit and determined that it was more likely than not that the fair value of the reporting unit exceeded its carrying amount as of June 30, 2015.